SECOND AMENDMENT TO
                               -------------------

                      AMENDED AND RESTATED CREDIT AGREEMENT
                      -------------------------------------

                                   AND CONSENT
                                   -----------

     THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT (hereinafter referred to as the "AMENDMENT") is made and entered into as of the 10th day of June, 2005, between and among, on the one hand, the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "LENDER" and collectively as the "LENDERS"), WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent for the Lenders ("AGENT"), and, on the other hand, ENERGY CORPORATION OF AMERICA, a West Virginia corporation ("BORROWER").

                                    RECITALS
                                    --------

     A. Agent, the Lenders and the Borrower entered into that certain Amended and Restated Credit Agreement, dated as of June 10, 2004 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of September 3, 2004, the "CREDIT AGREEMENT").

     B. Agent, the Lenders and the Borrower desire to further amend the Credit Agreement as hereinafter set forth.

     C. In addition, Borrower has advised Agent and the Lenders that Borrower and Eastern American Energy Corporation ("EAEC") intend (i) to convey certain assets that are Borrowing Base Properties and Non-Pledged Properties to Black Stone Minerals Company, L.P., a Delaware limited partnership or its designees ("BLACK STONE"), as more specifically described and in accordance with the terms set forth in the notice letter ("NOTICE LETTER") attached hereto as EXHIBIT "A" (the "DISPOSITION") and (ii) to grant a lien in favor of Black Stone to secure EAEC's obligation to Black Stone to drill 180 development wells over a three (3) year period as more specifically described in the Notice Letter (the "LIEN"). In accordance with the Credit Agreement, Borrower has requested that Agent and the Lenders consent to Borrower's and EAEC's (the "DISPOSITION PARTIES") departure from SECTION 7.2 and SECTION 7.4 of the Credit Agreement (collectively, the "APPLICABLE COVENANTS") in order for the Disposition Parties to complete the Disposition and grant the Lien. Subject to the terms of this Amendment, Agent and the Lenders consent to the Disposition Parties completing the Disposition and granting the Lien.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS
                                   -----------

     Section  1.01.  Definitions.  Capitalized  terms used in this Amendment, to
                     -----------
the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement, as amended hereby.

                                   ARTICLE II
                                   AMENDMENTS
                                   ----------

     Section  2.01.  Amendment  to Section 6.23 of the Credit Agreement. Section
                     --------------------------------------------------  -------
6.23  of  the Credit Agreement is hereby amended and restated in its entirety to
----
read  as  set  forth  below:

          6.23     COLLATERAL  VALUE.  Within  sixty  (60)  days after a Reserve
                   -----------------
     Report or other report or information is delivered pursuant to Section 6.2 that shows the Total Value is less than $160,000,000.00, either (a) execute, and/or cause to be executed and delivered to the Agent supplemental or additional Mortgages, in form and substance satisfactory to the Agent and its counsel, securing payment of the Obligations and covering other Oil and Gas Properties directly owned by Borrower, one or more of the Pledging Subsidiaries or any other Subsidiary of Borrower which are not then covered by any Mortgage and having a value (as determined by Agent in its sole discretion), in addition to the other Oil and Gas Properties already subject to a Mortgage, sufficient to cause the Total Value to exceed $160,000,000.00, or (b) reduce the Total Usage to an amount equal to or less than 62.5% of the newly established Total Value.

                                   ARTICLE III
                                     CONSENT
                                     -------

     Section  3.01.  Consent.  Subject to the terms of this Amendment, Agent and
                     -------
the Lenders consent to the Disposition Parties completing the Disposition and granting the Lien; provided, (a) Borrower uses a portion of the proceeds received from the Disposition to pay in full all outstanding indebtedness under the Indenture and the other Indenture Documents; (b) each of the Disposition Parties performs its obligations to Black Stone to close the transaction in accordance with that certain Term Royalty Agreement, dated May 17, 2005, executed by the Disposition Parties and Black Stone ("TERM ROYALTY AGREEMENT") and the documents and agreements executed by the Disposition Parties and/or Black Stone in connection therewith, including, without limitation, the Development Agreement (as defined in the Term Royalty Agreement) (collectively, "TERM ROYALTY AGREEMENT DOCUMENTS"); and (c) property underlying the Lien released by Black Stone from time to time, in whole or in part, shall automatically, without further action by the Disposition Parties, the Agent or any Lender, become and be deemed to be Non-Pledged Properties.

     Section  3.02.  Limitations.  The  consent  set  forth  herein shall not be
                     -----------
deemed a consent to the departure from or waiver of (a) the Applicable Covenants for any purpose other than to allow the Disposition Parties to complete the Disposition and grant the Lien or (b) any other covenant or condition (including without limitation, any other covenant or condition set forth in SECTION 7.2 and
SECTION 7.4 of the Credit Agreement) in any Loan Document or (c) any default or event of default under any Loan Document that otherwise may arise as a result of the Disposition Parties completing the Disposition, except as may be consented to herein.

                                   ARTICLE IV
                                   CONDITIONS
                                   ----------

     Section  4.01.  Conditions  Precedent.  The effectiveness of this Amendment
                     ---------------------
and the consent contained herein is subject to the satisfaction of the following conditions precedent, unless specifically waived by Agent:

          (a) Agent shall have received this Amendment, duly executed by Borrower, together with the Consent and Ratification (the "RATIFICATION") hereto, duly executed by each Pledging Subsidiary;

          (b) The representations and warranties contained herein, in the Credit Agreement, as amended hereby, the Ratification and in each other Loan Document shall be true and correct as of the date hereof, as if made on the date hereof;

          (c) No Event of Default shall have occurred and be continuing and no Default shall exist, unless such Event of Default or Default has been specifically waived in writing by Agent; and

          (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto, shall be satisfactory to Agent.

     Section  4.02.  Conditions  Subsequent.
                     ----------------------

          (a) On or before July 15, 2005, the Disposition Parties shall execute, and/or cause to be executed and delivered to the Agent supplemental or additional Mortgages (the "ADDITIONAL MORTGAGES"), in form and substance satisfactory to the Agent and its counsel, securing payment of the Obligations and covering other Oil and Gas Properties directly owned by Borrower, one or more of the Pledging Subsidiaries or any other Subsidiary of Borrower which are not then covered by any Mortgage as listed on EXHIBIT "B".

          (b) It shall be an Event of Default under the Credit Agreement upon the failure by the Disposition Parties (i) to deliver the Additional Mortgages to Agent on or before July 15, 2005; (ii) to use a portion of the proceeds received from the Disposition to pay in full all outstanding indebtedness under the Indenture and the other Indenture Documents on or before June 30, 2005; (iii) to close the transaction with Black Stone in accordance with the Term Royalty Agreement Documents; and (iv) to ensure that the property underlying the Lien released by Black Stone from time to time becomes Non-Pledged Properties.

                                    ARTICLE V
                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES
                  ---------------------------------------------

     Section  5.01.  Ratifications.  The  terms and provisions set forth in this
                     -------------
Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and the Agent agree that the Credit Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     Section  5.02.  Representations  and Warranties. Borrower hereby represents
                     -------------------------------
and  warrants  to  Agent  as  follows:

          (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and do not and will not conflict with or violate any provision of any Applicable Law, the Articles of Incorporation or Bylaws of Borrower or any agreement, document, judgment, license, order or permit applicable to or binding upon any of the Borrower or its Property. No consent, approval, authorization or order of and no notice to or filing with, any court or governmental authority or third person is required in connection with the execution, delivery or performance of this Amendment or to consummate the transactions contemplated hereby;

          (b) the representations and warranties contained in the Credit Agreement, as amended hereby, the Ratification and in each of the other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date;

          (c) Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby; and in each of the other Loan Documents; and

          (d) Borrower has not amended its Articles of Incorporation or Bylaws or other organizational documents since the date of the execution of the Credit Agreement.

                                   ARTICLE VI
                                  MISCELLANEOUS
                                  -------------

     Section  6.01.  Survival  of  Representations  and  Warranties.  All
                     ----------------------------------------------
representations and warranties made in the Credit Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any closing shall affect the representations and warranties or the right of Agent to rely upon them.

     Section  6.02.  Reference to Credit Agreement.  Each of the Loan Documents,
                     -----------------------------
including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby.

     Section  6.03.  Expenses  of  Agent.  As  provided in the Credit Agreement,
                     -------------------
Borrower agrees to pay on demand all reasonable costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements hereto, including, without limitation, the reasonable costs and fees of Agent's legal counsel, and all reasonable costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Document, including, without limitation, the reasonable costs and fees of Agent's legal counsel.

     Section  6.04.  RELEASE.  BORROWER  HEREBY  ACKNOWLEDGES  THAT  IT  HAS  NO
                     -------
DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE AGENT OR THE LENDERS. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE AGENT AND THE LENDERS, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST THE AGENT AND THE LENDERS, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY OF THE OBLIGATIONS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS

OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

     Section  6.05.  Severability.  Any  provision  of  this Amendment held by a
                     ------------
court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 6.06.  APPLICABLE LAW.  THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS
                    --------------
EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN ATLANTA, GEORGIA, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

     Section  6.07.  Successors and Assigns.  This Amendment is binding upon and
                     ----------------------
shall inure to the benefit of Agent, the Lenders and the Borrower and their respective successors and assigns, except the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent.

     Section 6.08.  Counterparts.  This Amendment may be executed in one or more
                    ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     Section 6.09.  Effect of Waiver.  No consent or waiver, express or implied,
                    ----------------
by Agent to or for any breach of or deviation from any covenant or condition of the Credit Agreement shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

     Section  6.10.  Headings.  The headings, captions, and arrangements used in
                     --------
this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section  6.11.  FINAL  AGREEMENT.  THE  CREDIT AGREEMENT, AS AMENDED HEREBY
                     ----------------
AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATED TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the Borrower, Agent and the Lenders have caused this Amendment to be executed as of the date first written above by their duly authorized officers.

                              BORROWER
                              --------

                              ENERGY  CORPORATION  OF  AMERICA


                              By:  /s/  Donald  C.  Supcoe
                                 -----------------------------------------------
                              Name:  Donald  C.  Supcoe
                                   ---------------------------------------------
                              Title: Sr.  Vice  President
                                    --------------------------------------------

                              AGENT
                              -----

                              WELLS  FARGO  FOOTHILL,  INC.,
                              as  Agent  and  Lender


                              By:  /s/  Gary  Forlenza
                                 -----------------------------------------------
                              Name:  Gary  Forlenza
                                   ---------------------------------------------
                              Title: Vice  President
                                    --------------------------------------------

                              LENDERS
                              -------

                              WELLS  FARGO  FOOTHILL,  INC.,
                              as  Agent  and  Lender


                              By:  /s/  Gary  Forlenza
                                 -----------------------------------------------
                              Name:  Gary  Forlenza
                                   ---------------------------------------------
                              Title: Vice  President
                                    --------------------------------------------

                              BANK  OF  AMERICA,  N.A.


                              By:  /s/  Charles  W.  Patterson
                                 -----------------------------------------------
                              Name:  Charles  W.  Patterson
                                   ---------------------------------------------
                              Title: Sr.  Vice  President
                                    --------------------------------------------


                       [Consent and Ratification follows.]

                            CONSENT AND RATIFICATION
                            ------------------------

     The undersigned, EASTERN AMERICAN ENERGY CORPORATION, a West Virginia corporation and ALLEGHENY & WESTERN ENERGY CORPORATION, a West Virginia corporation (each a "PLEDGING SUBSIDIARY" and collectively the "PLEDGING SUBSIDIARIES") have executed certain Loan Documents in favor of WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent ("AGENT") for the Lenders in connection with that certain Amended and Restated Credit Agreement, dated as of June 10, 2004 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of September 3, 2004, the "CREDIT AGREEMENT") between and among, on the one hand, the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "LENDER" and collectively as the "LENDERS"), Agent, and, on the other hand, ENERGY CORPORATION OF AMERICA, a West Virginia corporation ("BORROWER"). The Pledging Subsidiaries hereby consent and agree to the terms of the Second Amendment to Amended and Restated Credit Agreement and Consent dated June 10, 2005 (the "AMENDMENT"), executed by Borrower, the Lenders and Agent, a copy of which is attached hereto, and the undersigned agree that the Loan Documents to which they are a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the Pledging Subsidiaries in enforceable against the Pledging Subsidiaries in accordance with their terms. Furthermore, each Pledging Subsidiary hereby agrees and acknowledges that (a) none of the Loan Documents to which it is a party is subject to any claims, defenses or offsets, (b) nothing contained in this Amendment or any other Loan Document shall adversely affect any right or remedy of Agent under the any of the Loan Documents to which it is a party, (c) the execution and delivery of the Amendment shall in no way reduce, impair or discharge any indebtedness, liability or obligation of the undersigned under any of the Loan Documents to which it is a party and shall not constitute a waiver by Agent of any of Agent's rights against the undersigned, (d) by virtue hereof and by virtue of each of Loan Documents to which it is a party, each Pledging Subsidiary ratifies in full all of its indebtedness, liabilities and obligations arising under each of the Loan Documents to which it is a party, (e) the Pledging Subsidiaries' consent is not required to the effectiveness of the Amendment, and (f) no consent by the Pledging Subsidiaries is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Credit Agreement or any present or future Loan Document.

EASTERN  AMERICAN                            ALLEGHENY  &  WESTERN  ENERGY
ENERGY  CORPORATION,                         CORPORATION,
a  West  Virginia  Corporation               a  West  Virginia  Corporation


By:  /s/  Donald  C.  Supcoe                 By:  /s/  Donald  C.  Supcoe
   --------------------------------             --------------------------------
Name:   Donald  C.  Supcoe                   Name:   Donald  C.  Supcoe
     ------------------------------               ------------------------------
Title:  President                            Title:  Vice  President
      -----------------------------                -----------------------------

                                   EXHIBIT "A"

                                  NOTICE LETTER

                         [executed copy to be attached]

                                   EXHIBIT "B"

                          LIST OF ADDITIONAL MORTGAGES

                                 [see attached]

                ECA EASTERN WELLS NOT CURRENTLY MORTGAGED BY FOOTHILL
                        GAS PRICE OF $4.50/MMBTU ($5.225/MCF)

                                         NET
                                       RESERVES   INTERNAL
     PROP ID   WELL NAME                 MMCF       PV-10
                                       --------  -----------
  1  20030920  MCCLUNG #1               135.670  $   514,396
  2  20040010  PK-413                   218.275      422,333
  3  20040020  PK-423                   148.507      333,464
  4  20040030  CK #39                   100.184      221,390
  5  20040040  PK-421                   144.604      281,606
  6  20040050  CM #E05                  327.251      615,186
  7  20040060  CK #41                   152.760      283,574
  8  20040070  CK #43                   132.748      276,226
  9  20040080  YAWKEY #21                86.456      142,116
 10  20040090  YAWKEY #38               167.307      284,264
 11  20040100  YAWKEY #39               167.307      284,264
 12  20040110  K R MAHAFFEY #3          121.384      291,873
 13  20040120  FENCHAK #4                51.555      117,543
 14  20040130  HUTTON #4                123.086      292,514
 15  20040150  CREE #2                  473.985    1,046,805
 16  20040170  JACKSON GASHIE UNIT #1   111.940      234,521
 17  20040190  CK #58                    76.405      162,159
 18  20040210  CK #75                    88.840      189,464
 19  20040230  CK #44                   282.017      528,245
 20  20040240  YAWKEY #34               184.900      316,647
 21  20040250  YAWKEY #19               176.837      302,355
 22  20040260  YAWKEY #25               255.435      441,701
 23  20040270  YAWKEY #26                89.312      152,764
 24  20040280  YAWKEY #40               471.571      824,891
 25  20040290  GRIBBLE #1A              360.145      792,997
 26  20040300  CREE #3                   83.959      173,715
 27  20040310  YAWKEY #35               727.004    1,277,733
 28  20040330  YAWKEY #31                99.080      180,589
 29  20040340  FULLER-GRIBBLE #1        356.242      798,358
 30  20040350  GASHIE #2                316.024      676,530
 31  20040380  JACKSON #1               319.997      690,951
 32  20040390  GASHIE #1                216.651      461,237
 33  20040410  YAWKEY #46               100.115      166,345
 34  20040420  YAWKEY #49               392.975      685,545
 35  20040430  EQUITABLE/HOLLAND 3      187.691      338,857
 36  20040440  EQUITBALE/HOLLAND 4      218.973      398,010
 37  20040450  GREENBRIER WORKMAN #1    191.077      358,670
 38  20040490  GREENBRIER WORKMAN #2    150.134      279,414
 39  20040500  EQUITABLE/HOLLAND 5      375.385      693,841
 40  20040510  RIDGEWAY #2               32.617       59,943
 41  20040550  ATR #72                   75.004      151,228
 42  20040560  GORMAN #3                 77.820      158,779
 43  20040930  CK #86                   235.015      439,282
 44  20040950  YAWKEY #28               294.732      511,363
 45  20040960  YAWKEY #11               275.084      476,540
 46  20040980  YAWKEY #30               235.785      406,863
 47  20040990  YAWKEY #33                58.943       93,347
                                       --------  -----------
               TOTAL                      9,669  $18,830,438
                                       ========  ===========